EXHIBIT 10.2

                       GAY ENTERTAINMENT TELEVISION, INC.

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                   ------------------------------------------


    1. PURPOSE. The purpose of this Non-Employee Director Stock Option Plan (the "Plan") is to advance the interests of GAY ENTERTAINMENT TELEVISION, INC., a New York corporation ("GET/the Company") and each of its "Subsidiaries," as hereinafter defined (GET and Subsidiaries collectively referred to as the "Company"), by providing an additional incentive to attract and retain non-employee directors through the encouragement of stock ownership in the Company by such persons.

    2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

        (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's shareholders at which the Directors are elected.

        (b) "Board" shall mean the Company's Board of Directors and the Board of Directors of any Subsidiary.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "Common Stock" shall mean the Common Stock, par value $.0001 per share, of the Company.

        (e) "Director" shall mean a member of the Board.

        (f) "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of the Company. For purposes of this Plan, a director who does not receive regular compensation from the Company or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered to be an employee of the Company, even if such director is an officer of a subsidiary of the Company.

        (g) "Fair Market Value" of the Common Stock on any date of reference shall be the Closing Price on the business day immediately preceding such date of the Common Stock; provided, that for purposes of grants made on the Initial Grant Date to persons who are Eligible Directors on the Effective Date, the term "Fair Market Value" shall mean the initial public offering price per share of Common Stock. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting


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system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or
(iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.

        (h) "Initial Grant Date" means (i) in the case persons who are or become Eligible Directors of the Company on the effective date of the Company's Registration Statement on Form SB-2 (the "Effective Date") to be filed with the Securities and Exchange Commission in connection with the Company's initial public offering, the Effective Date and (ii) in all other cases, the date on which a person is elected as a member of the Board.

        (i) "Option" (when capitalized) shall mean any option granted under this Plan.

        (j) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

        (k) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

        (l) "Parent" means a "parent corporation" as defined in Section 425(e) and (g) of the Code.

        (m) "Share(s)" shall mean a share or shares of the Common Stock.

        (n) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    3. SHARES AND OPTIONS. Subject to Section 9 of this Plan, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to Four Hundred Thousand (400,000) Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.


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    4. GRANTS OF OPTIONS.

       (a) On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase Twenty-Five Thousand (25,000) Shares which shares shall vest one year from the date of grant, and shall be exercisable for a period of five (5) years from the date of vesting.

       (b) Each Eligible Director shall receive an annual grant of an Option to purchase Five Thousand (5,000) Shares on each Annual Meeting Date subsequent to his election as a director of the Company, beginning with the first Annual Meeting Date after the Initial Grant Date for each such Eligible Director; which shares shall vest one year from the date of grant, and shall be exercisable for a period of five (5) years from the date of vesting.

       (c) Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Board may determine.

    5. EXERCISE PRICE. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option at the close of business on the date such Option is granted.

    6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

    7. EXERCISE SCHEDULE FOR OPTIONS. Each Option granted hereunder shall not be exercisable until after six months following its grant to an Eligible Director.


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Thereafter, such Option shall be exercisable in full. The expiration date of an
Option shall be five years from the date of grant of the Option.

    8. TERMINATION OF OPTION PERIOD.

       (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

           (i) three months after the date on which the Optionee ceases to be a Director for any reason other than by reason of (A) "Cause" (which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (a) fraud or intentional misrepresentations, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary, or (B) death;

           (ii) immediately upon the removal of the Optionee as a Director for Cause;

           (iii) one year after the date the Optionee ceases to be a Director by reason of death of the Optionee;

       (b) The Board in its sole discretion may, by giving written notice ("Cancellation Notice"), cancel any Option that remains unexercised on the date of the consummation of any corporation transaction;

           (i) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

           (ii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

Any Cancellation Notice shall be given a reasonable period of time to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporation transaction.

    9. ADJUSTMENT OF SHARES.

       (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any


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recapitalization resulting in a stock split-up, combination or exchange of
Shares, then and in such event:

           (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

           (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

       (b) Subject to the specific terms of any Option, the Board may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) or (ii) hereof.

       (c) Except as otherwise expressly provided herein, the issuance by the Company of Shares of its capital stock of any class, or securities convertible into Shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Shares or obligations of the Company convertible into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

       (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

    10. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.


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    11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

       (a) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

       (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

    12. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan.

    13. INTERPRETATION. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

    14. TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

       (a) This Plan shall become effective upon its adoption by the Board which was September 1, 1997, and shall continue in effect until all Options granted hereunder have expired or have been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after 10 years from the date of the Board's adoption of this Plan.

       (b) The Board may from time to time amend the Plan or any Option; PROVIDED, HOWEVER, that, without approval by the Company's shareholders, no such amendment shall (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares or other securities reserved for issuance upon the exercise of Options, (iii) materially modify the requirements as to eligibility for participation under the Plan or
(iv) otherwise involve any other change or


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modification requiring shareholder approval under Rule 16b-3 of the Securities
Act of 1933, as amended; and, PROVIDED, FURTHER, that, except to the extent otherwise specifically provided for in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

       (c) Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to non-employee directors, the exercise price per Share under each such Option, when and under what circumstances an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

       (d) The Board, without further approval of the Company's shareholders, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of such Optionee.

    15. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    16. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is the date on which the Board adopts this Plan, which is September 1, 1997, and the Plan shall terminate on the 10th anniversary year of the effective date.

                                 GAY ENTERTAINMENT TELEVISION, INC.


                                 By:
                                    --------------------------
                                    Marvin A. Schwam, CEO


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                       GAY ENTERTAINMENT TELEVISION, INC.
                               7 East 17th Street
                               New York, NY 10003

                                                                Date: __________
-------------------
-------------------
-------------------


Dear ______________:

    The Board of Directors of Gay Entertainment Television, Inc. (the "Corporation") is pleased to award you an Option pursuant to the provisions of the 1997 Non-Employee Director Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgement to us that you have read and under-stand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

    1. RIGHTS AND PRIVILEGES. Subject to the conditions hereinafter set forth, we grant you the right to purchase __________ shares of Stock at $__________ per share, the current fair market value of a share of Stock. The right to purchase the shares of Stock accrues in __________ installments over the time periods described below:

      The right to acquire __________ shares accrues on __________.

      The right to acquire __________ shares accrues on __________.

    2. TIME OF EXERCISE. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Stock accrues and ending when they terminate as provided in Section 4 of this letter.

    3. METHOD OF EXERCISE. The Options shall be exercised by written notice to the Chief Financial Officer at the Corporation's principal place of business. The notice shall set forth the number of shares of Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Stock or that number of already owned shares of Stock equal in value to the total Exercise Price of the Option. We shall make delivery of the shares of Stock subject to the conditions described in Section 11 of the Plan.


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


    4. TERMINATION OF OPTION.

       (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

           (i) three months after the date on which the Optionee ceases to be a Director for any reason other than by reason of (A) "Cause" (which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (a) fraud or intentional misrepresentations, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary, or (B) death;

           (ii) immediately upon the removal of the Optionee as a Director for Cause;

           (iii) one year after the date the Optionee ceases to be a Director by reason of death of the Optionee;

       (b) The Board in its sole discretion may, by giving written notice ("Cancellation Notice"), cancel any Option that remains unexercised on the date of the consummation of any corporation transaction;

           (i) if the shareholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

           (ii) if the shareholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

Any Cancellation Notice shall be given a reasonable period of time to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporation transaction.

    5. SECURITIES LAWS.

       The Option and the shares of Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Stock underlying the Option. All shares of Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without


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


registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

    6. BINDING EFFECT. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

    7. DATE OF GRANT. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                         Very truly yours,


                                         By:
                                            ----------------------------
                                            President

AGREED AND ACCEPTED:


--------------------


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


                       GAY ENTERTAINMENT TELEVISION, INC.
                               7 East 17th Street
                               New York, NY 10003

                                                                Date: __________

----------
----------
----------

Dear __________:

    The Board of Directors of Gay Entertainment Television, Inc. (the "Corporation") is pleased to award you an Option pursuant to the provisions of the 1997 Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgement to us that you have read and under-stand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

    1. RIGHTS AND PRIVILEGES. Subject to the conditions hereinafter set forth, we grant you the right to purchase __________ shares of Stock at $__________ per share, the current fair market value of a share of Stock.

    2. TIME OF EXERCISE. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Stock accrues and ending when they terminate as provided in Section 4 of this letter.

    3. METHOD OF EXERCISE. The Options shall be exercised by written notice to the Chief Financial Officer at the Corporation's principal place of business. The notice shall set forth the number of shares of Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Stock or that number of already owned shares of Stock equal in value to the total Exercise Price of the Option. We shall make delivery of the shares of Stock subject to the conditions described in Section 13 of the Plan.

    4. TERMINATION OF OPTION. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

       (a) __________, 199_, being __________ years from the date of grant pursuant to the provisions of Section 2 of this Agreement; or

       (b) The expiration of three months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan for any


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reason, other than by reason of death or permanent disability. As used herein,
"permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months; or

       (c) The expiration of 12 months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan, if such employment termination occurs by reason of your death or by reason of your permanent disability (as defined above).

    5. SECURITIES LAWS.

    The Option and the shares of Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Stock underlying the Option. All shares of Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

    6. BINDING EFFECT. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

    7. DATE OF GRANT. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                         Very truly yours,


                                         By:
                                            --------------------------
                                            President

AGREED AND ACCEPTED:


--------------------------


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